SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 25, 2003
                                                --------------------------


                       Chase Mortgage Finance Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-99451                    52-1495132
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street, Edison, New Jersey                             08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (732) 205-0600
                                                   -------------------------



                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by Credit Suisse First Boston LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials prepared
                                                by Credit Suisse First Boston
                                                LLC in connection with Chase
                                                Mortgage Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-S3.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



Dated:  February 26, 2003
                                   By:  /s/ Eileen Lindblom
                                      ----------------------------------
                                        Eileen Lindblom
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

     99                   Computational Materials                      (E)
                          prepared by Credit Suisse
                          First Boston LLC in
                          connection with Chase
                          Mortgage Finance
                          Corporation, Multi-Class
                          Mortgage Pass-Through
                          Certificates, Series 2003-S3.